UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

DUPONT FABROS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-33748	20 - 8718331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1212 New York Avenue, N.W., Suite 900, Washington, D.C.	20005
(Address of principal executive offices)	(Zip Code)

(202) 728-0044

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On October 24, 2007, upon completion of the initial public offering (the “IPO”) of DuPont Fabros Technology, Inc. (“DFT,” the “Company” or “we”), we engaged in a series of transactions (the “Formation Transactions”) pursuant to which we acquired our initial portfolio of data center properties as well as certain technical services, property management, development, leasing and asset management agreements, from their previous owners, including certain members of management. Each of these agreements was previously filed as exhibits 10.2 through 10.12 to our registration statement on Form S-11 (File No. 333-145294), as amended (the “Registration Statement”).

More detailed descriptions of the Formation Transactions are set forth in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Business and Properties,” “Management,” “Certain Relationships and Related Transactions,” “Structure and Formation of our Company,” and “Description of the Partnership Agreement of DuPont Fabros Technology, L.P.” included in the final prospectus dated as of October 18, 2007 and filed with the Securities and Exchange Commission (the “SEC”) on October 19, 2007, which is a part of the Registration Statement (the “Prospectus”). Such descriptions in these sections of the Prospectus are incorporated herein by reference and qualified in their entirety by reference to the exhibits of the Registration Statement referenced above, each of which are incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

Explanatory Note

On November 28, 2007, the Company filed its Quarterly Report on Form 10-Q (“10-Q”) for the quarter ended September 30, 2007. Prior to August 7, 2007, each of our initial properties, or data centers, was directly owned by a single-property entity. On August 7, 2007 and in contemplation of the IPO, we combined the interests in several of our operating and development properties—VA3, VA4, ACC2, ACC3 and CH1—into one holding company, Safari Ventures LLC (“Safari”). Safari then purchased land in Ashburn, Virginia that is being held for use in the development of ACC5 and ACC6. Upon completion of the IPO on October 24, 2007, DuPont Fabros Technology, Inc. (the “Company”) acquired Safari, interests in ACC4 (a data center that was fully completed on October 30, 2007) and land that is being held for use in the development of NJ1 and ACC7.

For accounting purposes, based on the guidance in Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations, Quill Ventures LLC, the entity that owns ACC3, was determined to be the accounting acquirer (the “Predecessor”) in the Safari transaction and the other data center properties – VA3, VA4, ACC2, and CH1 were determined to be the “Acquired Properties.”

The unaudited financial statements included in the 10-Q reflect the financial position and results of operations of our Predecessor through August 6, 2007 and reflect our Predecessor’s acquisition of ACC2, VA3, VA4 and CH1, effective August 7, 2007, at fair market value. Accordingly, the results of operations for the three and nine months ended September 30, 2007 in the 10-Q include the results of operations of the Predecessor for all months in the reporting periods and the results of operations of ACC2, VA3, VA4 and CH1 from their date of acquisition, August 7, 2007. The financial position and operating results included in the 10-Q do not include the financial position and operating results of the data center known as ACC4 nor does it include two pieces of land held for development in Piscataway, New Jersey (referred to as NJ1) and Ashburn, Virginia (referred to as ACC7) as these were not acquired until completion of the IPO on October 24, 2007.

This current report on Form 8-K includes, as Exhibit 99.1 hereto, unaudited pro forma condensed consolidated financial statements as of and for the nine months ended September 30, 2007 and are presented as if the IPO, use of proceeds therefrom and related Formation Transactions occurred on September 30, 2007 for the pro forma condensed consolidated balance sheet and as of January 1, 2006 for the pro forma condensed consolidated statements of operations. The information included in Exhibit 99.1 hereto is incorporated by reference herein.

These unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to represent our financial position or results of operations upon completion of our IPO, nor does the information purport to project the Company’s financial position or results of operations as of any future date or for any future periods. Please refer to the 10-Q for additional information about the Company.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of Businesses Acquired.

Incorporated by reference to pages F-17 through F-78 of the Prospectus included in the Registration Statement.

(b)	Pro Forma Financial Information.

Incorporated by reference to pages F-2 through F-13 of the Prospectus included in the Registration Statement.

(d)	Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DuPont Fabros Technology, Inc.
(Registrant)
November 28, 2007	/s/ Hossein Fateh
Hossein Fateh
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

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